UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 24, 2018

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas	001-14206	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas		79901
(Address of principal executive offices)		(Zip Code)

(915) 543-5711
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

El Paso Electric Company (the “Company”) held its annual meeting of shareholders on May 24, 2018 (the “Annual Meeting”).  As of the close of business on the record date, March 26, 2018, the Company had a total of 40,660,737 shares of common stock outstanding and entitled to vote at the Annual Meeting, of which 38,466,908 shares were represented at the Annual Meeting in person or by proxy.   The matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below.  A detailed discussion of each of these proposals can be found in the Company’s Proxy Statement relating to the Annual Meeting filed by the Company with the Securities and Exchange Commission on April 13, 2018.

Proposal 1:  Election of Class III Directors

The Company’s shareholders elected the following persons to serve as Class III directors to hold office for a three-year term expiring at the Company’s 2021 annual meeting of shareholders:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Raymond Palacios, Jr.	36,848,248	119,148	5,595	1,493,917
Stephen N. Wertheimer	36,458,879	508,296	5,816	1,493,917
Charles A. Yamarone	36,438,625	528,275	6,091	1,493,917

In accordance with the Company’s Restated Articles of Incorporation and Amended and Restated Bylaws, the Board is divided into three classes as equally as numerically possible, each of which is elected for a three-year term. Prior to the Annual Meeting, Mr. Palacios was a Class I Director. In order for the Board to have equal numbers of directors in each class, Mr. Palacios was elected as a Class III Director at the Annual Meeting. After the Annual Meeting, the Board voted to reduce the size of the Board to nine members.

In addition to the Class III directors listed in the table above, the following individuals continue to serve as Class I and Class II directors of the Company following the Annual Meeting: Catherine A. Allen, Paul M. Barbas, James W. Cicconi, Edward Escudero, Mary E. Kipp, and Eric B. Siegel.

Proposal 2:   Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 by the following vote:

Description	Number of Votes
FOR	38,142,424
AGAINST	320,993
ABSTAIN	3,491

Proposal 3:  Advisory Vote on the Company’s Executive Compensation

The Company’s shareholders approved an advisory vote on the Company’s executive compensation for 2017, also known as the “say-on-pay” vote, by the following vote:

Description	Number of Votes
FOR	36,838,549
AGAINST	120,408
ABSTAIN	14,034
BROKER NON-VOTES	1,493,917

Item 8.01. Other Events.

On May 24, 2018, the Company announced that the Board approved an increase to the quarterly cash dividend to $0.36 per share of common stock from its current quarterly rate of $0.335 per share, commencing with the June 29, 2018 dividend payment, which will be payable to shareholders of record as of the close of business on June 15, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2018

EL PASO ELECTRIC COMPANY (Registrant)

By:	/s/ NATHAN T. HIRSCHI
Name:	Nathan T. Hirschi
Title:	Senior Vice President – Chief Financial Officer